SEPTEMBER 30, 1998
ANNUAL
REPORT


CALVERT INCOME FUND

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To Open an Account
800-368-2748

Yields and Prices
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(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds


CALVERT GROUP'S
FAMILY OF FUNDS

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
New CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund





printed on recycled paper
using soy-based inks

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TABLE OF CONTENTS
President's Letter                          1
Portfolio Manager Remarks                   2
Report of Independent Accountants           4
Portfolio of Investments                    5
Statement of Assets and Liabilities         7
Statements of Operations                    8
Statements of Changes in net Assets         9
Notes to Financial Statements               10
Financial Highlights                        13




Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.

Sincerely,



Barbara J. Krumsiek
President and CEO
October 20, 1998

Greg Habeeb_of CAlvert Asset Management Company

What were the driving forces in the credit markets?
The economic and market crises in Asia, Russia, and Latin America have dramatically influenced the U.S. financial markets. Treasuries benefited from a flight to quality as investors worldwide sought safety and liquidity; all other fixed-income securities lost significant value relative to Treasury securities. Also heavily affected were U.S. capital markets including investment-grade and junk bond markets. Liquidity dried up and new issuance ground to a halt, widening spreads over risk free Treasuries to levels not seen since past recessions.

The Federal Reserve shifted its monetary policy from tightening to neutral to easing throughout the course of the year. The decline in interest rates supported higher bond prices.

What was your strategy?
For the first six months of the year our strategy was the same as always; to hold a portfolio comprised mainly of corporate debt securities and to enhance returns relative to our competitors through frequent relative value trades. Given the lack of demand for non-Treasury securities, many corporations postponed issuance of new securities and supply dried up. This situation was made worse by the continued deterioration of world economies. In July, we shifted to a strategy of investing new money only in bonds rated AAA or better.

How did the Fund perform relative to its peer group?
Our higher credit quality weightings helped us to outperform the Lipper BBB Average of corporate funds, but the flight to quality into Treasuries caused us to underperform the Lehman Aggregate Index, which is comprised of funds investing in corporate and/or government securities.

What should investors expect in the coming months?
We expect interest rates will remain low and may trend lower still. Price appreciation will likely continue to be the primary component of your return.

Right now, the financial markets are struggling with a world economy that has weakened dramatically from one year ago, extreme volatility and exceptionally risk-averse investors. In order for us to return to our strategy of relative value trading, some stability will need to return to the financial markets. Relief is likely to come only when there are fundamental positive developments for the troubled economies of Asia, Russia and Latin America.


October 14, 1998

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PORTFOLIO STATISTICS
September 30, 1998

Average Annual Total Returns

One Year          5.79%
Five Year         5.34%
Ten Year          8.54%
Since Inception   9.70%
(10/12/82)

PERFORMANCE COMPARISON
Comparison of changes in value of $10,000
Investment (Source:  Lipper Analytical Services, Inc.)

(Line graph here which shows the following from 10/1/88 - 9/30/98

Calvert Income Fund - $22,685
Lehman Aggregate Bond Index TR - $24,341
Lipper Corporate Debt Funds BBB Rated Index - $23,586

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.

Report of Independent Accountants

To the Board of Trustees and Shareholders of Calvert Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Income Fund (one of the Portfolios comprising The Calvert Fund, hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

Schedule of Investments
SEPTEMBER 30, 1998

                                                     Principal
_ Debt Securities - 100.2%                           Amount       Value
Corporate Bonds - 86.3%
BCI US Funding LLC, 8.01%, 12/29/49                 $1,500,000   $1,492,695
Chase Manhattan Auto Owner, 5.80%, 1/15/02           3,000,000    3,033,690
Conseco, Inc., 6.80%, 6/15/05                        4,000,000    4,105,000
Conseco, Inc. Medium Term Notes, 6.40%, 6/15/01      1,300,000    1,314,261
Dillards Inc., 6.39%, 8/1/03                         1,500,000    1,562,085
Dime Bancorp Inc., 6.12%, 3/10/99                    2,000,000    2,002,020
Dime Capital Trust I, 9.33%, 5/6/27                  2,000,000    2,268,500
Fuji JGB Investment LLC, 9.87%, 12/31/49             3,000,000    1,377,231
Greenpoint Capital Trust I, 9.10%, 6/1/27            600,000      661,692
Hospitality Properties Trust, 7.00%, 3/1/08          1,000,000    1,029,890
MCI Communications Corp., 6.125%, 4/15/02            1,000,000    1,025,960
Medpartners Inc., 6.875%, 9/1/00                     1,000,000    800,000
Merita Bank Ltd., 7.15%, 12/29/49                    250,000      257,724
Meyer Fred Inc., 7.375, 3/1/05                       1,000,000    1,045,690
News America Inc., 6.703%, 5/21/04                   1,000,000    1,054,996
North American Mortgage, 7.315%, 8/25/03             2,000,000    2,128,780
Occidental Petroleum Corp., 6.40%, 4/1/03            1,000,000    1,024,070
Onbank Capital Trust I, 9.25%, 2/1/27                1,000,000    1,162,550
Owens Corning, 7.50%, 8/1/18                         2,000,000    1,956,440
Socgen Real Estate Co., LLC, 7.64%, 12/29/49         500,000      509,565
Sovereign Bancorp, Inc., 6.75%, 9/1/00               1,500,000    1,522,215
Union Bank Norway, 7.35%, 12/31/49                   2,000,000    2,098,340
Zurich Capital Trust, 8.376%, 6/1/37                 2,250,000    2,462,130
                                                                  35,895,524

Mortgage Securities - 4.9%
Federal National Mortgage
 Association, 6.08%, 9/1/28                          1,900,000    2,013,069
Government National Mortgage
Association, Pool 137518, 11.00%,
           10/15/15                                  1,116        1,261
                                                                  2,014,330

Municipal Bonds - 5.1%
Chickasaw Nation Oklahoma Certificate
 of Participation,
           10.00%, 8/1/03*                           1,171,219    702,731
Dauphin County Pennsylvania Health
Center General Authority
           Revenue       Bond, 7.25%, 9/1/10         1,435,000    1,436,134
                                                                  2,138,865

US Treasury - 3.9%
US Treasury Bonds, 5.50%, 8/15/28                    1,500,000    1,620,705
                                                                  1,620,705

           Total Debt Securities (Cost $41,435,998)               41,669,424

Equity Securities - 2.3%                             Shares       Value
Preferred Stocks - 2.3%
Highwood Properties, Inc., Series A,
 Preferred, 8.625%                                   1,000        $950,390

Total Equity Securities (Cost $1,039,520)                         950,390

TOTAL INVESTMENTS (Cost $42,475,518) - 102.4%                     42,619,814
           Securities Sold Short - (5.2%)                         (2,187,500)
           Other assets in excess of liabilities - 2.8%           1,174,920
                         Net Assets - 100%                        $41,607,234



SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1998

                                                     Principal
US Treasury                                          Amount       Value
US Treasury Notes, 5.625%, 5/15/08                 $2,000,000   $2,187,500

Total Securities Sold Short (Proceeds $2,146,875)                 2,187,500

*This security is in default and was valued by the Board of Trustees.
See Note A.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1998

Assets                                                            Value
Investments in securities, at value                               $42,619,814
Cash                                                              6,000
Receivable for securities sold                                    6,913,685
Receivable for shares sold                                        97,551
Interest and dividends receivable                                 652,880
Other assets                                                      8,451
           Total assets                                           50,298,381

Liabilities
Payable to Bank                                                   2,385,994
Payable for securities purchased                                  3,991,534
Payable for shares redeemed                                       2,169
Payable to Calvert Asset Management Co.,Inc.                      38,411
Payable to Calvert Shareholders Services, Inc.                    1,229
Payable to Calvert Distributors, Inc.                             5,028
Securities sold short, at value (proceeds $2,146,875)             2,187,500
Payable for interest receivable for securities sold short         43,563
Accrued expenses and other liabilities                            35,719
           Total liabilities                                      8,691,147
                         Net assets                               $41,607,234

Net Assets Consist of:
Paid in capital applicable to 2,422,690
outstanding shares of beneficial interest,
unlimited number of no par shares authorized                      $40,658,735
Undistributed net investment income                               35,002
Accumulated net realized gain (loss) on investments               809,826
Net unrealized appreciation (depreciation) on investments         103,671

           Net Assets                                             $41,607,234

           Net Asset Value Per Share                              $17.17

See notes to financial statements.

Statement of Operations _Year Ended September 30, 1998

Net Investment Income
Investment Income
           Interest income                                        $2,824,129
           Dividend income                                        84,413
                         Total investment income                  2,908,542

Expenses
           Investment advisory fee                                278,234
           Transfer agency fees and expenses                      72,426
           Distribution plan expenses                             59,622
           Trustees' fees and expenses                            4,696
           Custodian fees                                         69,835
           Registration fees                                      22,215
           Reports to shareholders                                19,536
           Professional fees                                      36,395
           Miscellaneous                                           7,379
                         Total expenses                           570,338
                         Fees paid indirectly                     (30,676)
                                    Net expenses                  539,662
                                    Net Investment Income         2,368,880

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
            Securities                                            1,245,285
            Futures                                               1,575
                                                                  1,246,860

Change in unrealized appreciation or (depreciation)               155,171

           Net Realized and Unrealized Gain (Loss)
on Investments                                                    1,402,031

Increase (Decrease) in Net Assets Resulting
 From Operations                                                  $3,770,911

See notes to financial statements.

Statements of Changes in Net Assets

           Year Ended    Year Ended
                                                     Sept. 30,    Sept. 30,
Increase (Decrease) in Net Assets                    1998         1997
Operations
           Net investment income                     $2,368,880   $2,510,768
           Net realized gain (loss)                  1,246,860    1,530,802
           Change in unrealized appreciation
            or (depreciation)                        155,171      306,476

           Increase (Decrease) in Net Assets
           Resulting From Operations                 3,770,911    4,348,046

Distributions to shareholders from
           Net investment income:
                         Class A Shares             (2,333,878)  (2,507,902)
                         Class C Shares              -            (2,866)
           Net realized gain:
                         Class A Shares              (1,457,042)  (13,944)
           Total distributions                       (3,790,920)  (2,524,712)

Capital share transactions:
           Shares sold:
                         Class A Shares              6,352,284    3,817,591
                         Class C Shares              -            4,736
           Reinvestment of distributions:
                         Class A Shares              3,189,636    2,067,569
                         Class C Shares              -            2,459
           Shares redeemed:
                         Class A Shares              (7,216,787)  (12,829,618)
                         Class C Shares              -            (1,393,740)
           Total capital share transactions          2,325,133    (8,331,003)

Total Increase (Decrease) in Net Assets              2,305,124    (6,507,669)

Net Assets
Beginning of year                                    39,302,110   45,809,779
End of year (including undistributed net
 investment income of $35,002)                       $41,607,234  $39,302,110

Capital Share Activity
Shares sold:
           Class A Shares                            369,441      228,602
           Class C Shares                            -            291
Reinvestment of distributions:
           Class A Shares                            187,050      123,607
           Class C Shares                            -            151
Shares redeemed:
           Class A Shares                            (419,266)    (764,324)
           Class C Shares                            -            (85,584)
Total capital share activity                         137,225      (497,257)

See notes to financial statements.

Notes to Financial Statements

Note A- Significant Accounting Policies
General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. Shares of the Fund are sold with a maximum front-end sales charge of 3.75%. On October 29, 1996, all outstanding Class C shares in the Fund were converted into an equivalent value of Class A shares. This transaction was a non-taxable exchange and no sales charge was applied to the Class A shares issued.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly form the values that would have been used had a ready market of the investments existed, and the differences could be material.
At September 30, 1998, $702,731 or 1.7% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates. Short Sales: The Fund may use short sales of U.S. Treasury securities the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Fund's average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets.

The Distributor received $20,132 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Fund. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $1,224,821,211 and $1,218,341,325, respectively.
The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $103,671, of which $906,941 related to appreciated securities and $803,270 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had $2,385,994 outstanding borrowings at an interest rate of 6.25% at September 30, 1998.

Tax Information (Unaudited)
The Fund designates $512,295 as capital gain dividends paid during fiscal year ended September 30, 1998. Of the amount designated, 88.8% is taxable at 28% and 11.2% is taxable at 20%.

Financial Highlights

                                            Years Ended
                              September 30,      September 30, September 30,
Class A Shares                  1998               1997          1996
Net asset value, beginning     $17.20             $16.47       $16.82
Income from investment
 operations
Net investment income          1.02               1.02          1.01
Net realized and unrealized
 gain (loss)                   .61                .74           (.32)
     Total from investment
operations                     1.63               1.76          .69
Distributions from
Net investment income          (1.01)            (1.02)        (1.01)
Net realized gain               (.65)             (.01)         -
In excess of net realized gain   -                 -            (.03)
Total distributions            (1.66)             (1.03)        (1.04)
Total increase (decrease) in net
 asset value                    (.03)              .73           (.35)
Net asset value, ending        $17.17             $17.20        $16.47

Total return*                   9.92%              11.03%        4.21%
Ratios to average net assets:
     Net investment income       5.96%              6.04%        6.02%
     Total expenses+             1.43%              1.33%         1.26%
     Net expenses                1.36%              1.26%         1.23%
Portfolio turnover               3,461%             2,961%        153%
Net assets, ending
(in thousands)                  $41,607            $39,302       $44,431
Number of shares outstanding,
     ending (in thousands)      2,423                2,285        2,698


                                                    Years Ended
                                                     September 30, September 30,
Class A Shares                                             1995        1994
Net asset value, beginning                                $15.68       $18.41
Income from investment operations
     Net investment income                                1.11         1.16
     Net realized and unrealized gain (loss)              1.14         (2.42)
     Total from investment operations                     2.25         (1.26)
Distributions from
     Net investment income                                (1.11)       (1.16)
     Net realized gain                                      -           (.31)
                         Total distributions              (1.11)        (1.47)
Total increase (decrease) in net asset value              1.14         (2.73)
Net asset value, ending                                  $16.82        $15.68

Total return*                                            14.90%        (6.94%)
Ratios to average net assets:
     Net investment income                                6.89%        6.86%
     Total expenses+                                      1.26%         N/A
     Net expenses                                         1.23%         1.07%
Portfolio turnover                                         135%          34%
Net assets, ending (in thousands)                         $42,637      $45,936
Number of shares outstanding,
     ending (in thousands)                                2,535        2,929

Financial Highlights

     Periods Ended
                                                       October 29, September 30,
Class C Shares                                             1996        1996
Net asset value, beginning                                $16.19       $16.56
Income from investment operations
     Net investment income                                .01          .74
     Net realized and unrealized gain (loss).31           (.42)
     Total from investment operations                     .32          .32
Distributions from
     Net investment income                                (.04)        (.66)
     In excess of net realized gain                        -           (.03)
     Total distributions                                  (.04)        (.69)
Total increase (decrease) in net
 asset value                                               .28         (.37)
Net asset value, ending                                 $16.47         $16.19

Total return*                                            2.01%         1.96%
Ratios to average net assets:
     Net investment income                                3.65%(a)     3.96%
     Total expenses+                                      3.29%(a)      3.37%
     Net expenses                                         3.26%(a)      3.34%
     Expenses reimbursed                                   .63%(a)       -
Portfolio turnover                                           2%          153%
Net assets, ending (in thousands)                         $1,064       $1,379
Number of shares outstanding,
     ending (in thousands)                                  65           85

                                                               Years Ended
                                                     September 30, September 30,
Class C Shares                                           1995        1994^
Net asset value, beginning                                $15.63       $17.35
Income from investment operations
     Net investment income                                .81          .57
     Net realized and unrealized gain (loss)              1.09          (1.67)
     Total from investment operations                     1.90         (1.10)
Distributions from
     Net investment income                                (.97)        (.62)
     In excess of net realized gain                       -            -
     Total distributions                                  (.97)         (.62)
Total increase (decrease) in net asset value              .93          (1.72)
Net asset value, ending                                   $16.56        $15.63

Total return*                                             12.58%        (5.47%)
Ratios to average net assets:
     Net investment income                                4.71%        5.62%(a)
     Total expenses+                                      3.37%         N/A
     Net expenses                                         3.34%         2.65%(a)
     Expenses reimbursed                                   .69%         7.29%(a)
Portfolio turnover                                         135%          34%
Net assets, ending (in thousands)                         $766         $413
Number of shares outstanding,
     ending (in thousands)                                  46           26

(a)   Annualized
* Total return is not annualized and does not reflect deduction of any front-end sales charge
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^ From March 1, 1994 inception
N/A Disclosure not applicable to prior periods.